Exhibit 99.07

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Appendix

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims including litigation related to company-owned life insurance (COLI); actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

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[GRAPHIC]

Strong Regional
Economy

Unemployment rate — August 2005
US	4.9%
Xcel service area	4.0%

Xcel annual sales growth — 2005-2009
Electric	1.8%
Gas	1.5%

4th largest US electric
and gas utility —

*                 Sale pending on Kansas and Oklahoma properties

Organizational Structure
2004 Results

		Xcel Energy Inc.	Income from Continuing
		$527	Operations (Dollars in millions)

Holding
Company
$(43)

Northern	Northern
States	States	Public	Southwestern	Subsidiaries
Power	Power	Service	Public	• Eloigne
Company -	Company -	Company of	Service	• Quixx
Minnesota	Wisconsin	Colorado	Company
$230	$54	$218	$55	$13

Regulated				Nonregulated

Rate Base and Returns

Dollars in millions

	Rate Base	Earned				Equity
	2004	ROE		Authorized		Ratio
	Average	2004		ROE		2004

NSP (M) - Electric retail	$2,992	10.73	%(1)	11.47%		50.3%
NSP (M) - Gas retail	402	8.50		10.40	(2)	50.3
North Dakota - Electric retail	166	10.80		12.00		50.3
North Dakota - Gas retail	39	8.18		11.50		47.6
Colorado - Electric retail	3,042	9.18		10.75		50.1
Colorado - Gas retail	996	8.76		11.00		50.1
Texas - Electric retail	889	9.39		11.50		48.7
NSP (W) - Retail electric	538	NR		11.90		55.8
NSP (W) - Retail gas	70	NR		11.90		55.8
Non-reported	1.4 B
Total including non-reported	10.5 B

NR: Non-reportable

(1)         Projected 2005 ROE of 8.96% based on normal conditions as of May 2005. 2004 result reflects strong trading margins and change in decommissioning accrual.

(2)         2005 decision

Reconciliation of Estimated Regulatory Reporting from GAAP

Dollars in millions

Common Equity

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP common stockholder’s equity (1)	$2,007	$433	$2,287	$781	$5,507
2003 GAAP common stockholder’s equity (1)	1,809	425	2,140	814	5,188
Average GAAP common stockholder’s equity	1,908	429	2,213	798	5,348
Adjustments	-5	-5	64	-11	43
Adjusted average equity for purposes of regulatory equity ratio	$1,903	$424	$2,277	$787	$5,391

Debt

	NSP (M)	NSP (W)	PSCo	SPS	Total

2004 GAAP total debt (1) (2)	$2,032	$348	$2,502	$861	$5,743
2003 GAAP total debt (1) (2)	2,003	337	1,845	825	5,010
Average GAAP total debt	2,018	342	2,173	843	5,376
Adjustments	-140	-6	94	-16	-68
Adjusted average debt for purposes of regulatory equity ratio	$1,878	$336	$2,267	$827	$5,308

Regulatory equity ratio					50.4%

(1)         Source: 2004 Operating Company 10-K’s

(2)         Consists of long-term debt, current portion of long-term debt and short-term debt

See note on the bottom of the following page for additional information

Net Income	Dollars in millions

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP net income (1) $230	$54	$218	$55	$557
Adjustments	-25		-26		-51
Adjusted net income for purposes of regulatory net income	$205	$54	$192	$55	$506

Calculation of Regulatory Net Income

Estimated regulatory rate base ($10.5 B) x Regulatory equity ratio (50.4%) = Estimated equity rate base ($5.3 B)

Regulatory net income ($506 M) ÷ Estimated equity rate base ($5.3 B) = Estimated regulatory return on equity (9.6%)

Depreciation & Amortization – Cash Flows

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP depreciation and amortization – cash flow (1)	$352	$48	$234	$100	$735

(1)         Source: 2004 Operating Company 10-K’s

Financial results for regulatory reporting frequently differ from GAAP.

Regulatory reporting includes the use of 12 and 13 month averages for capitalization, eliminates inter-company transactions, excludes non-regulated investments, includes or excludes revenues and or expenses associated with various recovery mechanisms and other factors, all of which may vary from one regulatory jurisdiction to another.

Potential Cash Flow Statement Summary*

Dollars in millions

	2006	2007	2008	2009
Cash provided by operations	$1,580	$1,685	$1,795	$1,865
Cash used for investing	(1,599)	(1,655)	(1,464)	(1,228)
Cash provided (used) for financing	37	(26)	(355)	(622)
Net increase (decrease)	18	4	(24)	15
Cash at beginning of year	60	78	82	58
Cash at end of year	$78	$82	$58	$73

*                 This illustration represents one potential scenario, and does not represent guidance or a most likely outcome

2006 Key Earnings Guidance Assumptions

•                  Successful rate cases

•                  Minnesota electric request $168 million

•                  Wisconsin electric & gas request $61 million

•                  Colorado gas request $34 million

•                  North Dakota electric request

•                  Weather adjusted sales growth:

•                  Retail Electric 1.3 – 1.7%

•                  Gas 0 – 1.0%

2006 Key Earnings Assumptions

•                  Change from 2005:

•                  Short-term wholesale margins decline approximately $15 – 30 million

•                  O&M expenses increase 3 – 4%

•                  Depreciation increases $100 – 110 million,    including $60 million increase in decommissioning

•                  Interest increases $10 – 15 million

•                  AFUDC equity expected to increase $10 – 15 million

•                  Continue to recognize COLI tax deduction

•                  Effective income tax rate of 27 – 29%

•                  Average shares 428 million based on “If converted”

Coal Supply Contracted

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		Coal
	Coal	Transportation
2005	99%	100%
2006	94	75
2007	65	45
2008	46	45

Annual consumption:  32 million tons of low-sulfur, low-mercury western coal

Electric Fuel and Purchased Energy Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to + $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if + 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside + 2% annually

New Mexico:	Recovery of costs with 2 month lag

Retail Electric Rate* Comparison

[CHART]

Senior Debt Ratings

	Moody’s		S&P
	Secured	Unsecured	Secured	Unsecured

Holding Co.	—	Baa1	—	BBB-
NSP (M)	A2	A3	A-	BBB-
NSP (W)	A2	A3	A-	BBB
PSCo	A3	Baa1	A-	BBB-
SPS	—	Baa1	—	BBB

Outlook		Stable		Stable

Capital Expenditure Forecast by Operating Company

Dollars in millions

	2005	2006	2007	2008	2009

NSP (M)	$673	$879	$697	$564	$517
NSP (W)	58	66	67	95	63
PSCo	414	525	684	604	457
SPS	110	99	127	121	111
Total	$1,255	$1,569	$1,575	$1,384	$1,148

Minnesota MERP – Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$211	$336	$213	$138	$64
Cumulative	$258	$594	$806	$944	$1,008

Equity ratio	48.5%	48.5%	48.5%	48.5%	48.5%

Return on equity	10.86%	10.86%	10.86%	10.86%	10.86%

Equity return	$8	$23	$38	$47	$52

Comanche 3 – Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$62	$198	$331	$284	$73
Cumulative	$66	$264	$595	$879	$952

Equity ratio	56%	56%	56%	56%	56%

Return on equity	10.75%	10.75%	10.75%	10.75%	10.75%

Equity return	$2	$10	$26	$45	$55